Income Tax	12 Months Ended
Dec. 31, 2024
Income Tax [Abstract]
Income tax

Note 6. Income tax

The Company has not made a provision for income taxes for the year ended December 31, 2024 and 2023, since the Company has the benefit of net operating losses in these periods and the Company changed from a limited liability partnership to a C corporation during 2022.

Due to uncertainties surrounding the Company’s ability to generate future taxable income to realize deferred income tax assets arising as a result of net operating losses carried forward, the Company has not recorded any deferred income tax assets as of December 31, 2024. During the year ended December 31, 2024, the Company has incurred a net operating loss (“NOL”) of $6,393,932. NOLs generated after December 31, 2017 can be carryforward indefinitely.

A reconciliation between expected income taxes, computed at the federal income tax rate of 21% applied to the pretax accounting loss, and the income tax net expense included in the consolidated statements of operations for the year ended December 31, 2024 and 2023 is as follows:

	Year ended December 31,

	2024	2023
Income tax expense (credit) at statutory rate	$(1,342,726)	$(1,035,551)
Income tax adjustment
Stock based compensation	254,595	272,146
Change of valuation allowance	1,088,131	763,405
Income tax expense (credit)	$—	$—

Net deferred tax assets consist of the following components as of:

	December 31, 2024	December 31, 2023

Operating loss carry forward	$1,987,040	$898,909
Valuation allowance	(1,987,040)	(898,909)
Deferred tax asset	$—	$—